Exhibit 99.3

Fifth Third Insurance
Services, Inc. (Property
and Casualty Division)
 (A Wholly Owned Carve-Out
Entity of Fifth Third Financial
Corp.)

Financial Statements as of and for the Year Ended
December 31, 2002 and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Fifth Third Insurance Services, Inc.:

We have audited the accompanying balance sheet of Fifth Third Insurance Services, Inc. (Property and Casualty Division) (a wholly owned carve-out entity of Fifth Third Financial Corp.) (the “Company”) as of December 31, 2002 and the related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or results of operations if the Company had been operated as an unaffiliated company. Portions of certain income and expenses represent allocations made from Fifth Third Financial Corp. items applicable to Fifth Third Financial Corp. as a whole.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2002, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company was sold to HUB U.S. Holdings, Inc. effective December 31, 2002.

/s/ Deloitte & Touche LLP
Cincinnati, Ohio
February 18, 2003

FIFTH THIRD INSURANCE SERVICES, INC.
(PROPERTY AND CASUALTY DIVISION)
(A WHOLLY OWNED CARVE-OUT ENTITY OF FIFTH THIRD FINANCIAL CORP.)

BALANCE SHEET

December 31,
2002

ASSETS
CURRENT ASSETS
Cash	$347,185
Accounts and other receivables	7,245,554

Total current assets	7,592,739
PREMISES AND EQUIPMENT, NET	655,524
GOODWILL	8,282,591
OTHER INTANGIBLE ASSETS	326,927

TOTAL ASSETS	$16,857,781

LIABILITIES AND DIVISIONAL EQUITY
CURRENT LIABILITIES —
Accounts and commissions payable	$7,882,051
COMMITMENTS AND CONTINGENCIES (Note 7)
DIVISIONAL EQUITY	8,975,730

TOTAL LIABILITIES AND DIVISIONAL EQUITY	$16,857,781

See the accompanying notes to financial statements.

FIFTH THIRD INSURANCE SERVICES, INC.
(PROPERTY AND CASUALTY DIVISION)
(A WHOLLY OWNED CARVE-OUT ENTITY OF FIFTH THIRD FINANCIAL CORP.)

STATEMENT OF OPERATIONS

For the year ended
December 31,
2002

REVENUE:
Commission income and fees	$25,770,100
Other	286,955

Total revenue	26,057,055

EXPENSES:
Remuneration	15,227,774
Administration and other	1,993,158
Selling	853,904
Occupancy	519,363
Equipment	271,375

Total expenses	18,865,574

EARNINGS BEFORE INCOME TAXES	7,191,481
INCOME TAX EXPENSE	(2,876,592)

NET EARNINGS	$4,314,889

See the accompanying notes to financial statements.

FIFTH THIRD INSURANCE SERVICES, INC.
(PROPERTY AND CASUALTY DIVISION)
(A WHOLLY OWNED CARVE-OUT ENTITY OF FIFTH THIRD FINANCIAL CORP.)

STATEMENT OF CASH FLOWS

For the year ended
December 31,
2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$4,314,889
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	271,207
Increase in accounts and other receivables	(1,002,072)
Decrease in accounts and commissions payable	(610,612)

Net cash provided by operating activities	2,973,412

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of premises and equipment	(252,745)
Acquisition of intangible asset	(99,420)

Net cash used in investing activities	(352,165)

CASH FLOWS FROM FINANCING ACTIVITIES —
Net interdivisional activity	(17,649,450)

NET DECREASE IN CASH	(15,028,203)
CASH, BEGINNING OF YEAR	15,375,388

CASH, END OF YEAR	$347,185

See the accompanying notes to financial statements.

FIFTH THIRD INSURANCE SERVICES, INC.
(PROPERTY AND CASUALTY DIVISION)
(A WHOLLY OWNED CARVE-OUT ENTITY OF FIFTH THIRD FINANCIAL CORP.)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	ORGANIZATION AND BUSINESS ACTIVITIES

The accompanying carve-out financial statements include the accounts of Fifth Third Insurance Services, Inc. (Property and Casualty Division) (the “Company”). The Company is a wholly owned carve-out entity of Fifth Third Financial Corp. (the “Parent”). The Company, as an insurance broker, offers a variety of insurance products and operates primarily in Indiana and Michigan.

Effective December 31, 2002, all of the issued and outstanding shares of Fifth Third Insurance Services, Inc. were sold to HUB U.S. Holdings, Inc. pursuant to a Stock Purchase Agreement (the “Agreement”) dated December 29, 2002. In accordance with the Agreement, certain assets and liabilities were excluded from the business sold and have been retained by the Parent. The accompanying financial statements (the “carve-out” financial statements) present those operations, assets, and liabilities that have been sold and assumed pursuant to the Agreement and do not include any other adjustments or allocations of purchase price that may be required by the Agreement or in accordance with accounting principles generally accepted in the United States of America subsequent to the date of acquisition. Certain expenses have been allocated to the Company based on specific identification. When specific identification was not practicable, the allocation of expenses to the Company included in the accompanying carve-out financial statements was done on a basis that in the opinion of management is reasonable. However, such expenses are not necessarily indicative of expenses which might have been incurred had the Company been operating as a stand-alone entity and its results could have significantly differed from those presented herein. The final purchase price is subject to certain adjustments as defined in the Agreement.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Premises and Equipment—Depreciation for financial reporting purposes is provided on a straight-line basis over the estimated service lives of the respective classes of property. Useful lives range from 3 to 10 years. Depreciation expense was $229,166 for the year ended December 31, 2002. The Company reviews premises and equipment for possible impairment whenever events or changes in circumstances indicate that carrying amounts may not be recoverable.

Revenue Recognition—Commission income and fees (including commission income related to installment billing arrangements) are recognized as of the effective date of the policy unless information is not available relating to the determination of the client’s policy premiums, in which case commission income and fees related to that policy are recognized when that information becomes available and the revenue can be reasonably determined. Commission income is reported net of sub-broker commission expense. Commission and other adjustments are recorded when they occur. The Company is entitled to contingent commissions and volume overrides from insurance companies which are recorded in the earlier of the period in which amounts can be reasonably estimated or the period in which the amounts are received. Amounts related to contingent commissions and volume overrides can be reasonably estimated when information pertaining to the calculation, such as premium volumes, loss ratios and expenses, can be obtained from the insurance carriers.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities, revenues and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Allocations—The financial statements reflect allocations to the Company of expenses of its ongoing business. Costs, to the extent based on allocation, were allocated based on specific cost drivers related to the product line where available or upon other methods determined to be reasonable by management. In the opinion of management, the allocations were made on a reasonable and consistent basis; however, they are not necessarily indicative of the level that might have been incurred on a stand-alone basis. The amounts that would have been or will be incurred on a stand-alone basis could differ from the amounts allocated due to economies of scale, differences in management judgment, or an organization that requires more or fewer employees, related systems and expenses. In addition, future results of operations, financial position, and cash flows could materially differ from the historical results presented herein.

3.	ACCOUNTS AND OTHER RECEIVABLES

Accounts and other receivables consist of the following:

December 31,
2002

Client premiums receivable	$5,158,728
Commissions receivable	2,086,826

Total	$7,245,554

4.	PREMISES AND EQUIPMENT

Premises and equipment consist of the following:

December 31,
2002

Furniture	$744,290
Equipment	1,762,222
Software	872,118

3,378,630
Accumulated depreciation	(2,723,106)

Premises and equipment, net	$655,524

5.	GOODWILL AND OTHER INTANGIBLE ASSETS

On January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.” This statement discontinued the practice of amortizing goodwill and initiated an annual review for impairment. The Company has completed the initial and the annual goodwill impairment test required by the standard and has determined no impairment exists.

Intangible assets consist of acquired customer portfolios having a defined life of 7 years. Such intangibles are amortized on a straight-line basis over the remaining life and at December 31, 2002 had a carrying amount of $326,927 (net of accumulated amortization of $58,493). Estimated amortization expense for fiscal years 2003 through 2007 is as follows:

2003	$55,060
2004	55,060
2005	55,060
2006	55,060
2007	55,060

For the year ended December 31, 2002, amortization expense of $42,041 was recognized on intangible assets. The Company reviews intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

6.	INCOME TAXES

The results of the Company’s operations are included in its Parent’s consolidated U.S. federal tax returns. The provision for federal and state income taxes allocated, based on the statutory tax rate, to the Company for the year ended December 31, 2002 was $2,876,592.

7.	COMMITMENTS AND CONTINGENCIES

The Company leases certain properties under noncancelable operating leases. Certain leases have renewal options and escalating rent payments, which are recognized on a straight-line basis over the term of the lease. The Company’s noncancelable operating leases existing at December 31, 2002 expire during 2003. At December 31, 2002, future minimum lease payments to be made in 2003 under these operating leases are $157,822.

Litigation is instituted from time to time against the Company which involves routine matters incidental to the Company’s business. In the opinion of management, the ultimate disposition of such litigation will not have a material effect upon the Company’s operating results, financial position or cash flows.

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